Exhibit 10.46

25 January 2010

Biomedical Department
Biomedical & Chemicals Cluster
The JTC Summit
8 Jurong Town Hall Road
Singapore 609434

Attention: Mr Tan Zhi Rong Benjamin

Dear Mr Benjamin,

RENEWAL OFFER OF TENANCY FOR OFFICE SPACE ON PTE LOT A1857102 AT  60 BIOPOLIS STREET #01-03 GENOME, SINGAPORE 138672

We refer to your letter of Offer and the e-Statement letter, both dated 11 January 2010 for the tenancy and subsequent amendment letter dated 20 January 2010. We hereby confirm acceptance of the covenants, terms and conditions of the Offer and e-Statement letter, including your email confirmation dated 22 January 2010 regarding the payment table.

We  are currently on GIRO  and are  agreeable to  use our existing cash  deposit  of S$2,598.41 (1 month’s deposit) as confirmation of our acceptance.

We understand and agree that we will only be able to view our Statement of Accounts (SA) in Krypton and confirm that the following email addresses are the authorized recipients to receive the email notification to view our SA or e-Statement in Krypton.

Email address 1
Email address 2

Thank you.

For and on behalf of:	in the presence of:

ES Cell International Pte Ltd
Bruce Davidson	Suzan Lourdes
General Manager & CSO	NRIC No: S6942897E

ES Cell International Pte Ltd
60 Biopolis Street, #01-03 Genome, Singapore 138672
Telephone: +65 6774 9533 Facsimile:+65  6774 5077
Web: www.escellinternational.com

Please quote our reference when replying Our Ref: JTC(L)BV3600/8
Corporation

20 January 2010

JTC Corporation The JTC Summit 8 Jurong Town Hall Road
Singapore 609434
ES CELL INTERNATIONAL PTE LTD
60 Biopolis Street	JTC hotline 1800 568 7000
Genome #01-03
Singapore 138672	main line (65) 6560 0056
Attn: Ms Susan Lourdes
facsimile (65) 6565 5301

website www.jtc.gov.sg

Dear Ms Susan

AMENDMENT TO THE RENEWAL OF TENANCY FOR OFFICE SPACE KNOWN AS PRIVATE LOT A1857102 AT 60 BIOPOLIS STREET GENOME UNIT #01-03 SINGAPORE 138672 ("Premises")

1.            We refer to our letter of renewal offer of tenancy dated  11 January 2010 (“our Offer Letter”).

2.            Clause 2.1 of our Offer Letter shall be amended as follows:

2.1           The Premises

Private  Lot  A1857102  also  known  as Unit #01-03  (“the  Premises”)  in 60 Biopolis Street, Genome (“The Building”) Singapore 138672

3.	Please note that except as expressly provided in paragraph 2 above, our Offer Letter remains unchanged.

4.	Please reference to our Offer Letter and this Amendment Letter in your acceptance letter.

Yours sincerely

Tan  Zhi Rong Benjamin
Senior Officer
Biomedical Dept
Biomedical & Chemicals Cluster
JTC CORPORATION

DID:      6885 5443
FAX:     6565 5301
E-mail:  tanzrb@jtc.gov.sg

LoO (Office) – January 2010

Please quote our reference when replying Our Ref: JTC(L) JTC(L) BV3600/8
Corporation

11 January 2010	JTC Corporation The JTC Summit 8 Jurong Town Hall Road
Singapore 609434
ES CELL INTERNATIONAL PTE LTD
60 Biopolis Street	JTC hotline 1800 568 7000
Genome #01-03
Singapore 138672	main line (65) 6560 0056
Attention: Ms Susan Lourdes
facsimile (65) 6565 5301

website www.jtc.gov.sg

Dear Ms Lourdes

RENEWAL OFFER OF  TENANCY FOR OFFICE SPACE KNOWN AS PRIVATE LOT Al857102 AT 60 BIOPOLIS STREET GENOME UNIT #01-03 SINGAPORE 138672

1
We are pleased to offer a tenancy of the Premises subject to the covenants, terms and conditions in the annexed Memorandum of Tenancy Biopolis (Office/Retail) (“the MT”) and in this letter (collectively called “the Offer”).

2	2.1	The Premises

Ptivate Lot A1857102 also known as Unit #01-03 (“the Premises”) in 11 Biopolis Way, Genome (“The Building”) Singapore 138667.

2.2	Term of Tenancy

1 year (“the Term”) with effect from 12 January 2010 (“the Commencement Date”).

23	Tenancy

	(a)	Your due acceptance of the Offer in accordance with paragraph 3 of this letter shall, together with the Offer, constitute a binding tenancy agreement (“the Tenancy”).

	(b)	In the event of any inconsistency or conflict between any covenant, term or condition of this letter and the MT, the relevant covenant, term or condition in this letter shall prevail.

2.4	Area

Approximately 55.70 square metres (“the Area”).

Page I

2.5	Building Rent 1

$35.05 per square metre per month (“Building Rent 1”) on the Area, to be paid without demand and in advance without deduction on the lst day of each month of the year (i.e. lst of January, February, March, etc.). After your first payment is made in accordance with paragraph 3 of this letter and the attached Payment Table, the next payment shall be made on 1 February 2010.

2.6	Service Charge

$11.60 per square metre per month (“Service Charge”) on the Area, as charges for services rendered by us, payable by way of additional and further rent without demand on the same date and in the same manner as the Building Rent 1 , subject to our revision from time to time.

2.7	Security Deposit/Banker’s Guarantee

Ordinarily we would require a tenant to lodge with us a security deposit equivalent to three (3) months’ Building Rent 1 and Service Charge. However, as payment by GIRO has been made a condition with which you must comply under paragraph 3 of this letter, you shall, at the time of your acceptance of the Offer, be required to place with us a deposit equivalent to one (1) month’s Building Rent 1 and Service Charge (“Security Deposit”) as security against any breach of the covenants, terms and conditions in the Tenancy, as follows :

(a)
The Security Deposit may be in the form of cash or acceptable Banker’s Guarantee in the form attached (effective from 12 January 2010 to 11 April 2011), or such other form of security as we may in our absolute discretion permit or accept.

(b)
The Security Deposit shall be maintained at the same sum throughout the Term and shall be repayable to you without interest, or returned to you for cancellation, after the termination of the Term (by expiry or otherwise) or expiry of the Banker’s Guarantee, as the case may be, subject to appropriate deductions or payment to us for damages or other sums due under the Tenancy.

(c)
If the Service Charge is increased or any deductions are made from the Security Deposit, you shall immediately pay the amount of such increase or make good the deductions so that the Security Deposit shall at all times be equal to one (1) month’s Building Rent 1 and Service Charge.

(d)
If at any time during the Term, your GIRO payment is discontinued, then you shall place with us, within two (2) weeks of the elate of discontinuance of your GIRO payment, the additional sum equivalent to two (2) months’ Building Rent 1 and Service Charge, so that the Security Deposit shall at all times be equal to three (3) months’ Building Rent 1 and Service Charge for the remaining period of the Term.

1 Building Rent in this context refers to rent in the Memorandum of Tenancy.

2.8	Mode of Payment

	(a)	Your first payment to be made with your letter of acceptance in accordance with paragraph 3 of this letter and the attached Payment Table shall be by non-cash mode (eg. Cashier’s Order, cheque).

	(b)	Thereafter during the Term, you shall pay Building Rent’, Service Charge and GST at prevailing rate by Interbank GIRO or any other mode to be determined by us.

(c)
You have an existing account with us from which we shall deduct the aforesaid payments. You are therefore not required to submit a duly completed GlRO form as part of the Mode of Due Acceptance. But if you wish to have separate GIRO account to meet the aforesaid payments, please complete the GIRO deduction form enclosed.

	(d)	However, pending finalisation for the GIRO arrangement, you shall pay Building Rent’, Service Charge and GST at prevailing rate as they fall due by cheque or Cashier’s Order.

2.9	Authorised Use

You shall use the Premises for the purpose of Office only and for no other purpose whatsoever (“the Authorised Use”).

2.10	Loading Capacity

	(a)	Normal (Ground & Non-ground) Floor Premises:

You shall comply and ensure compliance with the following restrictions:

		(al)	maximum loading capacity of the goods lifts in the Building; and

		(a2)	maximum floor loading capacity of 10 kiloNewtons per square metre of the Premises on the 1st storey of the Building PROVIDED THAT any such permitted load shall be evenly distributed.

	(b)	You shall therefore, subject to our prior written consent, provide at your own cost suitable and proper foundation for all machinery, equipment and installation at the Premises.

2.11	Reinstatement of Premises

You shall reinstate the Premises in accordance with clauses 2.15 and 2.22 of the MT. The required reinstatement works shall be conveyed to you after an inspection of the Premises.

2.12	Premature Termination

(a)
The Landlord may by at least three (3) months’ notice in writing, terminate the Tenancy and immediately upon the expiration of such notice as aforesaid and the Tenant’s full compliance with such reasonable terms and conditions as may be stipulated in writing in the aforesaid notice (if any), the Tenancy shall cease and determine.

(b)
The Tenant may by at least three (3) months’ notice in writing, terminate the Tenancy subject to the Landlord’s consent. The Landlord’s aforesaid consent may be granted upon such reasonable terms and conditions to be stipulated in writing to the Tenant (if any). Immediately upon the expiration of such notice and the Tenant’s full compliance with such terms and conditions as aforesaid (if any), the Tenancy shall cease and determine.

(c)
The Tenant may instead terminate the Tenancy by giving the Landlord less than 3 months’ notice by payment to the Landlord of three (3) months’ rental in lieu thereof subject to the Landlord’s consent. The Landlord’s aforesaid consent may be granted upon such reasonable terms and conditions to be stipulated in writing to the Tenant (if any). Immediately upon the Landlord’s receipt of the said notice and said monies and, the Tenant’s full compliance with such terms and conditions as aforesaid (if any), the Tenancy shall cease and determline.

	(d)	In whichever event of sub-clause 2.13 (a), 2.13(b) or 2.13(c) above,

(i)
The cessation and determination of the Tenancy is without prejudice to the rights and remedies of either party against the other in respect of any antecedent claim(s) in cotmection with or, breach of covenant(s)/term(s)/condition(s) of the Tenancy (including this clause).

(ii)
At the cessation and determination of the Tenancy, the Security Deposit shall be repayable by the Landlord to the Tenant without interest or, in the case of a Security Deposit placed by way of a Banker’s Guarantee, returned by the Landlord to the Tenant for cancellation – in both cases, subject to appropriate deductions by and/or payments to the Landlord for damages or any other sums due under the Tenancy (including this clause).

(iii)
At the cessation and determination of the Tenancy, the Premises shall be yielded upto the Landlord forthwith, reinstated and as stipulated under the Tenancy, unless otherwise mutually agreed in writing. Failing which, the Landlord may recover a II costs and expenses it incurs incarrying out or causing such decontamination and reinstatement works to be carried out including any tests thereto the Landlord deems necessary.

2.13	Not to:

	(a)	make any application for conversion under Part of the Limited Liability Partnerships Act 2005 (as may be amended or revised from time to time); or

(b)
pass any resolution or do any act which may result in the issuance by the Registrar of Companies of a notice of amalgamation under Part VII of the Companies Act (as may be amended or revised from time to time) which may cause the Premises or the tenancy to be transferred to or vested in any amalgamated entity, without our prior written consent. If we in our absolute discretion grant any such consent, we shall have the absolute discretion to impose terms and conditions. The restrictions in section 17 of the Conveyancing and Law of Property Act (Chapter 61) shall not apply.

2.14	Without prejudice and in addition to clause 4.10 of the MT :

(a)
you shall take the Premises on an “as is where is” basis, including any defects (latent, inherent or otherwise) and are deemed to have full notice and knowledge of its state and condition and shall execute such works as may be required to be done or as you may deem necessary (subject to our prior written consent) 111 respect of the state and condition;

(b)
we shall also not be liable to you or your employees, agents, authorized persons or visitors, or you or their property in respect of any occurrence (including acts of terrorism), or any representations, promises or warranties with respect to the Premises.

(c)
you shall also not hold us in any way liable for any loss of peaceful or quiet possession or enjoyment of the Premises in relation to the events or circumstances stipulated in clause 4.10 of the MT or paragraphs (a) or (b) above.

For avoidance of doubt, the word “otherwise” in clause 4.10(c)(c3) of the MT includes latent defects.

3	Mode of Due Acceptance

	(a)	The Offer shall lapse if we do not receive the following by 25 January 2010:

		(a1)	Duly signed letter of acceptance (in duplicate) of the Offer, in the form set out in the Letter of Acceptance attached.
(Please date as required in your letter of accepttmce)

		(a2)	Payment of the sum set out in the Payment Table attached.

4
You may submit your acceptance and payment by post or if you wish to make a submission personally, you may do so at our Contact Centre at The JTC Summit at 8 Jurong Town Hall Road. Please bring a copy of this letter when making your submission .

5
Please note that payments made prior to your giving us the other items listed above may be cleared by and credited by us upon receipt. However, if those other items are not forthcoming from you within the time stipulated herein, the Offer shall lapse and there shall be no contract between you and us arising hereunder. Any payments received shall then be refunded to you without interest and you shall have no claim of whatsoever nature against us.

6	Variation to the Tenancy

Any variation, modification, amendment, deletion, addition or otherwise of the Offer shall not be enforceable unless agreed by both parties and reduced in writing by us. No terms or representation or otherwise, whether expressed or implied, shall form part of the Offer other than what is contained herein .

7	Season Parking

The carpark for Biopolis is currently managed by Metro Parking (S) Pte Ltd, and you will have to observe and be bound by all the mles and regulations governing the use and operation of the carpark. You are requested to contact Metro Parking (S) Pte Ltd at I Lorong 2 Toa Payoh, #02-01, Singapore 319637 (Tel: 6334 7773 Ext. 820 - 823; Fax: 6334 7787) for information and application of season car-parking.

8
Please also note that our granting of your request/application herein does not at any time prejudice or waive any of our rights or remedies for breaches of your obligations to us. Any waiver by us, to be effective, must be clearly and specifically stated in writing.

9	To guide and assist you, we enclose a Schedule of Statutory Controls for Flatted Factoty Occupants.

10	Should you have any queries in the mean time, please contact me.

Yours sincerely

Benjamin Tan
Senior Officer
Biomedical Department
Biomedical and Chemicals Cluster
DID: 6885 5443 Fax: 6885 5891
E-mail: tanzrb@jtc.gov.sg

ENCS: [Payment Table Specimen BG Specimen Acceptance Form
MT (Biopolis - Office/Retail) Schedule of Statutoty Controls (SC2)]

Please quote our reference when replying

Our Ref: JTC(L)BV3600/8

Corporation

20 January 2010

JTC Corporation The JTC Summit 8 Jurong Town Hall Road
Singapore 609434
ES CELL INTERNATIONAL PTE LTD
60 Biopolis Street	JTC hotline 1800 568 7000
Genome #01-03
Singapore 138672	main line (65) 6560 0056
Attn: Ms Susan Lourdes
facsimile (65) 6565 5301

website www.jtc.gov.sg

Dear Ms Susan

AMENDMENT TO THE RENEWAL OFFER OF TENANCY FOR OFFICE SPACE KNOWN AS PRIVATE LOT A1857102 AT 60 BIOPOLIS STREET GENOME UNIT #01-03 SINGAPORE 138672 (“Premises”)

1.	We refer to our letter of renewal offer of tenancy dated 11 January 2010 (“our Offer Letter”).

2.	Clause 2.1 of our Offer Letter shall be amended as follows:

	2.1	The Premises

4.	Please reference to our Offer Letter and this Amendment Letter in your acceptance letter.

Yours sincerely
Tan Zhi Rong Benjamin
Senior Officer
Biomedical Dept
Biomedical & Chemicals Cluster
JTC CORPORATION

DID:      6885 5443
FAX:     6565 5301
E-mail: tanzrb@jtc.gov.sg